Exhibit 99.1

Contact:

Justin Spencer

Chief Financial Officer

+1-408-428-7801

jspencer@symmetricom.com

Symmetricom Reports Third Quarter

Fiscal Year 2013 Financial Results

•	Net revenue of $53.3 million

•	Net income of $0.8 million, or $0.02 per share

•	Non-GAAP net income of $2.8 million, or $0.07 per share

•	Gross margin of 45.1%; up on a year-over-year and sequential basis and the highest level since the first quarter of fiscal 2012

SAN JOSE, Calif. — April 24, 2013 — Symmetricom, Inc. (NASDAQ:SYMM), a worldwide leader in precision time and frequency technologies, today reported financial results for its third quarter of fiscal year 2013 ended March 31, 2013.

Net revenue for the third quarter of fiscal 2013 was $53.3 million, compared to the $60.4 million reported for the third quarter of fiscal 2012. Symmetricom reported net income of $0.8 million, or $0.02 per share, for the third quarter of fiscal 2013, compared to net income of $2.2 million, or $0.05 per share in the third quarter of fiscal 2012. On a sequential basis, revenue, net income and earnings per share increased from the second quarter of fiscal 2013.

Non-GAAP net income for the third quarter of fiscal 2013 was $2.8 million, or $0.07 per share, compared to $3.3 million, or $0.08 per share, reported for the third quarter of fiscal 2012. Non-GAAP net income increased sequentially by $2.5 million, or $0.06 per share, from the second quarter of fiscal 2013.

Cash, cash equivalents and short-term investments totaled $69.7 million as of March 31, 2013 compared to $70.8 million reported as of December 30, 2012. Net cash provided by operating activities in the third quarter was $1.3 million, and property, plant and equipment purchases were approximately $2.1 million, resulting in free cash outflow of ($0.8) million.

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Symmetricom Reports Third Quarter Fiscal Year 2013 Financial Results

April 24, 2013

“Symmetricom delivered improved results compared to last quarter, with revenue at the high end of our expectations. Profitability also improved sequentially, reflecting higher revenue, improved CSAC margins and the benefits from our ongoing savings efforts,” said Dave Côté, president and chief executive officer of Symmetricom. “We continue to focus on driving our key growth initiatives, including the Quantum Chip Scale Atomic Clock, PackeTime and Government Programs. With our solid competitive position, a suite of leading solutions, and a healthy balance sheet, we remain well-positioned for the future.”

Business Segment Revenue Results

Revenue in the Communications Business in the third quarter of fiscal 2013 was $30.0 million, compared to $32.6 million reported in the third quarter of fiscal 2012. Revenue in the Government and Enterprise Business in the third quarter of fiscal 2013 was $23.3 million, compared to $27.8 million reported in the third quarter of fiscal 2012. Revenue in both segments increased from the second quarter of fiscal 2013, with the larger increase in the Communications segment.

Fourth Quarter 2013 Guidance

Symmetricom’s guidance for the fourth quarter of fiscal 2013 is as follows:

•	Net revenue is expected to be in the range of $51 million to $57 million

•	GAAP earnings (loss) per share is expected to be in the range of $0.00 to $0.05

•	Non-GAAP earnings per share is expected to be in the range of $0.05 to $0.10

A reconciliation of GAAP and non-GAAP guidance is provided at the end of this press release.

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, at 1:30 p.m. Pacific Time. Investors are invited to join the conference call by dialing +1-212-547-0198 and referencing “Symmetricom.” A live webcast will also be available on the investor relations section of the Company’s website at www.symmetricom.com. An audio replay will be available for one week and can be accessed by dialing +1-203-369-2034.

About Symmetricom, Inc.

Symmetricom (NASDAQ:SYMM), a world leader in precise time solutions, sets the world’s standard for time. The Company generates, distributes and applies precise time for the communications, aerospace/defense, IT infrastructure and metrology industries. Symmetricom’s customers, from communications service providers and network equipment manufacturers to governments and their suppliers worldwide, are able to build more reliable networks and systems by using the Company’s advanced timing technologies, atomic clocks, services and solutions. All products support today’s precise timing standards, including GPS-based timing, IEEE 1588 (PTP), Network Time Protocol (NTP), Synchronous Ethernet and DOCSIS® timing. Symmetricom is based in San Jose, California, with offices worldwide. For more information, visit: http://www.symmetricom.com or join the dialogue at http://www.twitter.com/symmetricom.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the reconciliation of GAAP to non-GAAP results, Symmetricom excludes certain items related to non-cash equity-based compensation, acquisition-related costs, amortization of intangible assets, restructuring charges and off-

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Symmetricom Reports Third Quarter Fiscal Year 2013 Financial Results

April 24, 2013

shore development transition costs that the Company does not consider indicative of its ongoing performance. The income tax effect after these non-GAAP adjustments is determined based upon Symmetricom’s estimate of its annual non-GAAP effective tax rate excluding these non-GAAP adjustments. Symmetricom believes that excluding such items provides investors, analysts and management with a representation of the Company’s core operating performance and with information useful in assessing, in conjunction with GAAP results, underlying trends in operating performance. Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the financial schedules portion of this press release.

Free cash flow is defined as net cash provided by or used in operating activities minus purchases of property, plant and equipment. Symmetricom believes this metric provides useful information to its investors, analysts, and management about the level of cash generated by or used in normal business operations, including the use of cash for the purchase of property, plant and equipment. Management also views it as a measure of cash available to pay debt and return cash to stockholders. Free cash flow is not a GAAP financial measure and should not be considered superior to or a substitute for operating cash flow or other cash flow data prepared in accordance with GAAP.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning fourth quarter fiscal 2013 guidance and future performance as well as the information regarding the usefulness of the non-GAAP financial information. The statements in this press release are made as of the date of this press release, even if subsequently made available by Symmetricom on its website or otherwise. Symmetricom expressly disclaims any obligation to update or revise any forward-looking statement contained herein, whether as a result of a change in its expectations, a change in any events, conditions or circumstances on which a forward-looking statement is based, or otherwise. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include, but are not limited to, the extent and magnitude of customer orders received and shipped within the same quarter, risks relating to general economic conditions in the markets we address and the telecommunications and government markets in general, risks related to the development of our new products and services, reliance on our contract manufacturer, the effects of increasing competition and competitive pricing pressure, uncertainties associated with changing intellectual property laws or misappropriation of intellectual property, developments in and expenses related to litigation, the inability to obtain sufficient amounts of key components, the rescheduling or cancellation of key customer orders, the loss of a key customer, the effects of new and emerging technologies, the risk that excess inventory may result in write-offs, price erosion and decreased demand, fluctuations in the rate of exchange of foreign currency, changes in our effective tax rate, market acceptance of our new products and services, technological advancements, undetected errors, design flaws, defects in our products or start-up manufacturing difficulties, the risks associated with our international sales, potential short-term investment losses and other risks due to credit market dislocation, geopolitical risks and risk of terrorist activities, the risks associated with attempting to integrate other companies and businesses we acquire, and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended July 1, 2012 and subsequent Forms 10-Q and 8-K.

SYMM-F

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Symmetricom Reports Third Quarter Fiscal Year 2013 Financial Results

April 24, 2013

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Nine months ended
	March 31, 2013	December 30, 2012	April 1, 2012	March 31, 2013	April 1, 2012
Net revenue	$53,349	$49,151	$60,438	$158,891	$175,110
Cost of sales:
Cost of products and services	28,654	27,861	35,638	88,415	97,693
Acquisition-related costs	237	248	74	719	445
Restructuring charges	375	41	65	371	1,156

Total cost of sales	29,266	28,150	35,777	89,505	99,294

Gross profit	24,083	21,001	24,661	69,386	75,816
Gross margin	45.1%	42.7%	40.8%	43.7%	43.3%
Operating expenses:
Research and development	8,291	7,805	7,129	24,409	20,575
Selling, general and administrative	14,593	14,778	14,281	45,598	43,955
Amortization of intangible assets	87	86	52	259	156
Restructuring charges	947	1,146	(76)	2,148	123

Total operating expenses	23,918	23,815	21,386	72,414	64,809

Operating income (loss)	165	(2,814)	3,275	(3,028)	11,007
Interest income, net of amortization (accretion) of premium (discount) on investments	98	178	225	240	(5)

Income (loss) before taxes	263	(2,636)	3,500	(2,788)	11,002
Income tax provision (benefit)	(556)	(861)	1,296	(1,629)	3,604

Net income (loss)	$819	$(1,775)	$2,204	$(1,159)	$7,398

Earnings (loss) per share:
Basic	$0.02	$(0.04)	$0.05	$(0.03)	$0.18

Diluted	$0.02	$(0.04)	$0.05	$(0.03)	$0.17

Shares used in computing earnings (loss) per share:
Weighted average shares outstanding - basic	40,502	40,356	41,795	40,456	42,258

Weighted average shares outstanding - diluted	40,956	40,356	42,615	40,456	42,937

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Symmetricom Reports Third Quarter Fiscal Year 2013 Financial Results

April 24, 2013

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	March 31, 2013	July 1, 2012
ASSETS
Current assets:
Cash and cash equivalents	$22,371	$27,659
Short-term investments	47,351	39,280
Accounts receivable, net	38,870	45,952
Inventories	47,195	47,618
Prepaids and other current assets	17,379	16,943

Total current assets	173,166	177,452
Property, plant and equipment, net	23,148	22,702
Intangible assets, net	3,519	3,458
Deferred taxes and other assets	28,898	27,413

Total assets	$228,731	$231,025

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,343	$9,300
Accrued compensation	11,923	14,574
Accrued warranty	1,455	1,722
Other accrued liabilities	10,748	11,841

Total current liabilities	34,469	37,437
Long-term obligations	4,938	5,472
Deferred income taxes	334	334

Total liabilities	39,741	43,243
Stockholders’ equity:
Common stock	195,821	193,478
Accumulated other comprehensive loss	(208)	(232)
Accumulated deficit	(6,623)	(5,464)

Total stockholders’ equity	188,990	187,782

Total liabilities and stockholders’ equity	$228,731	$231,025

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Symmetricom Reports Third Quarter Fiscal Year 2013 Financial Results

April 24, 2013

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Nine months ended
	March 31, 2013	December 30, 2012	April 1, 2012	March 31, 2013	April 1, 2012
Reconciliation from GAAP to Non-GAAP
GAAP Net income (loss)	$819	$(1,775)	$2,204	$(1,159)	$7,398
Non-GAAP adjustments:
Equity-based compensation expense:
Cost of products and services	274	250	272	815	606
Research and development	304	316	312	981	896
Selling, general and administrative	1,212	1,121	1,154	3,453	3,079

Total equity-based compensation expense	1,790	1,687	1,738	5,249	4,581
Acquisition-related costs and amortization of intangible assets:
Cost of products and services	237	248	74	719	445
Operating expenses	87	86	52	259	156

Total acquisition-related costs and amortization of intangible assets	324	334	126	978	601
Restructuring charges	$1,322	$1,187	$(11)	$2,519	$1,279
Off-shore development transition costs	—	—	—	729	—
Income tax effect of Non-GAAP adjustments	(1,429)	(1,154)	(793)	(3,653)	(2,263)

Non-GAAP Net income	$2,826	$279	$3,264	$4,663	$11,596

Earnings (loss) per share - diluted:
GAAP Net income (loss)	$0.02	$(0.04)	$0.05	$(0.03)	$0.17
Non-GAAP Net income	$0.07	$0.01	$0.08	$0.11	$0.27
Weighted average shares outstanding - diluted	40,956	41,464	42,615	41,396	42,937

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Symmetricom Reports Third Quarter Fiscal Year 2013 Financial Results

April 24, 2013

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

		Three months ended			Nine months ended
		March 31, 2013	December 30, 2012	April 1, 2012	March 31, 2013	April 1, 2012
GAAP Revenue		$53,349	$49,151	$60,438	$158,891	$175,110
Reconciliation from GAAP to Non-GAAP Gross Profit:
GAAP Gross profit	(A)	$24,083	$21,001	$24,661	$69,386	$75,816
GAAP Gross margin		45.1%	42.7%	40.8%	43.7%	43.3%
Non-GAAP adjustments:
Equity-based compensation expense		274	250	272	815	606
Acquisition-related costs		237	248	74	719	445
Restructuring charges		375	41	65	371	1,156

Non-GAAP Gross profit	(B)	$24,969	$21,540	$25,072	$71,291	$78,023

Non-GAAP Gross margin		46.8%	43.8%	41.5%	44.9%	44.6%
Reconciliation from GAAP to Non-GAAP Operating Expense:
GAAP Operating expenses	(C)	$23,918	$23,815	$21,386	$72,414	$64,809
Operating expense % to revenue		44.8%	48.5%	35.4%	45.6%	37.0%
Non-GAAP adjustments:
Equity-based compensation expense		(1,516)	(1,437)	(1,466)	(4,434)	(3,975)
Amortization of intangible assets		(87)	(86)	(52)	(259)	(156)
Restructuring charges		(947)	(1,146)	76	(2,148)	(123)
Off-shore development transition costs		—	—	—	729	—

Non-GAAP operating expenses	(D)	$21,368	$21,146	$19,944	$66,302	$60,555

Non-GAAP operating expenses % to revenue		40.1%	43.0%	33.0%	41.7%	34.6%
Reconciliation from GAAP to Non-GAAP Operating Income (loss):
GAAP Operating income (loss)	(A) -(C)	$165	$(2,814)	$3,275	$(3,028)	$11,007

Operating income % to revenue		0.3%	-5.7%	5.4%	-1.9%	6.3%
Non-GAAP Operating income	(B) -(D)	$3,601	$394	$5,128	$4,989	$17,468

Operating income % to revenue		6.7%	0.8%	8.5%	3.1%	10.0%

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Symmetricom Reports Third Quarter Fiscal Year 2013 Financial Results

April 24, 2013

SYMMETRICOM, INC.

RECONCILIATION OF FORWARD-LOOKING GUIDANCE FOR NON-GAAP FINANCIAL MEASURES

TO PROJECTED GAAP REVENUE AND EPS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ending June 30, 2013
	Revenue		Earnings / (Loss) Per Share from Continuing Operations
	From	To	From	To
GAAP Guidance	$51,000	$57,000	$0.00	$0.05
Estimated Non-GAAP Adjustments
Equity-based compensation expense			$0.04	$0.04
Amortization of intangible assets			$0.01	$0.01
Integration and restructuring charges			$0.02	$0.02
Income tax effect of non-GAAP adjustments			($0.02)	($0.02)

Total Non-GAAP Adjustments			$0.05	$0.05

Non-GAAP Guidance	$51,000	$57,000	$0.05	$0.10

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